                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        ALLIANCE INTERNATIONAL PORTFOLIO


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = ----------------------------------------------
                                  Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:


         Ending Value                          Total Return
         ------------                          ------------
         $1,365.48                             $1,365.48 - $1,000
                                               ------------------- = 36.55%
                                                    $1,000

Cumulative total return since inception through December 31, 1999, is as follows:


         $1,669.00 - $1,000
         ----------------------- = 60.90%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,365.48/$1,000 - 1 = 36.55%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,609.00/$1,000)          - 1 = 12.90%

         Unit Value Information
         ----------------------

                              Unit
            Date              Value
         ----------         ----------
         02/01/96           $10.000
         12/31/96            10.517
         12/31/97            10.818
         12/31/98            12.175
         12/31/99            16.990

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        ALLIANCE PREMIER GROWTH PORTFOLIO


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ----------------------------------------------
                                             Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:


         Ending Value                        Total Return
         ------------                        ------------
         $1,286.95                           $1,286.95 - $1,000
                                             ------------------- = 28.69%
                                                  $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $2,961.50 - $1,000
         ------------------- =  196.15%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,286.95/$1,000 - 1 = 28.69%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($2,961.50/$1,000)         - 1 = 31.91%

         Unit Value Information
         ----------------------


                              Unit
            Date              Value
         ----------         ---------
         02/01/96           $10.000
         12/31/96            11.804
         12/31/97            15.729
         12/31/98            23.171
         12/31/99            30.515

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       AMERICAN CENTURY VP BALANCED FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ----------------------------------------------
                                            Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:


         Ending Value                         Total Return
         ------------                         ------------
         $1,065.08                            $1,065.08 - $1,000
                                              -------------------- =  6.51%
                                                   $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,505.20 - $1,000
         ------------------ =  50.52%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,065.08/$1,000 - 1 = 6.51%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,505.20/$1,000)          - 1 = 11.00%

         Unit Value Information
         ----------------------


                              Unit
            Date              Value
         ----------         ---------
         2//01/96           $10.000
         12/31/96            10.973
         12/31/97            12.639
         12/31/98            14.567
         12/31/99            15.952

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ----------------------------------------------
                                            Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:


         Ending Value                     Total Return
         ------------                     ------------
         $1,607.73                        $1,607.73 - $1,000
                                          ------------------ = 60.77%
                                               $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,355.30 - $1,000
         ------------------ =  35.53%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,607.73/$1,000 - 1 = 60.77%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,355.30/$1,000)         - 1 = 8.06%

         Unit Value Information
         ----------------------


                               Unit
            Date               Value
         ----------          ---------
         12//01/96           $10.000
         12/31/96              9.412
         12/31/97              9.061
         12/31/98              8.825
         12/31/99             14.453

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       FEDERATED HIGH INCOME BOND FUND II

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                              [(($28,937))               6
                  2 * { ---------------------------- + 1] - 1} = 11.66%
                      [((235,266 * 12.956))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ---------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:


         Ending Value                    Total Return
         ------------                    ------------
         $988.53                         $988.53 - $1,000
                                         ---------------- = -1.14%
                                              $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,205.60 - $1,000
         ------------------ =  20.56%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $988.55/$1,000 - 1 = -1.14%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,205.60/$1,000)          - 1 = 4.89%

         Unit Value Information
         ----------------------


                               Unit
            Date               Value
         ----------         ---------
         02/01/96           $10.000
         12/31/96            10.978
         12/31/97            12.441
         12/31/98            12.720
         12/31/99            12.956

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            FEDERATED UTILITY FUND II


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ---------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:


         Ending Value                         Total Return
         ------------                         ------------
         $982.10                              $982.10 - $1,000
                                              ---------------- = -1.79%
                                                   $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,466.10 - $1,000
         ------------------ =  46.61%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $982.10/$1,000 - 1 = -1.79%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,466.10/$1,000)         - 1 = 10.25%

         Unit Value Information
         ----------------------


                              Unit
            Date              Value
         ----------         ---------
         02/01/96           $10.000
         12/31/96            10.748
         12/31/97            13.550
         12/31/98            15.375
         12/31/99            15.561

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       FEDERATED AMERICAN LEADERS FUND II


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ---------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:


         Ending Value                      Total Return
         ------------                      ------------
         $1,032.24                         $1,032.24 - $1,000
                                           ------------------ = 3.22%
                                                 $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,777.10 - $1,000
         ------------------ =  77.71%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,032.24/$1,000 - 1 = 3.22%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,777.10/$1,000)         - 1 = 15.80%

         Unit Value Information
         ----------------------


                               Unit
            Date               Value
         ----------         ----------
         02/01/96           $10.000
         12/31/96            11.395
         12/31/97            15.012
         12/31/98            17.577
         12/31/99            18.671

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                  FEDERATED U.S. GOVERNMENT SECURITIES FUND II

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                               [(($4,571))             6
                   2 * { ------------------------- + 1] - 1} = 3.12%
                       [((155,843 * 11.352))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ---------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:


         Ending Value                          Total Return
         ------------                          ------------
         $959.45                               $959.45 - $1,000
                                               ---------------- = -4.05%
                                                    $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,075.20 - $1,000
         ------------------ =  7.52%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:


                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $959.45/$1,000 - 1 = -4.05%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/2.67
         ($1,075.20/$1,000)            - 1 = 2.75%


         Unit Value Information
         ----------------------


                               Unit
            Date               Value
         ----------         ---------
         05/01/97           $10.000
         12/31/97            10.705
         12/31/98            11.473
         12/31/99            11.352

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       INVESCO INDUSTRIAL INCOME PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ---------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:


         Ending Value                 Total Return
         ------------                 ------------
         $1,113.17                    $1,113.17 - $1,000
                                      ------------------ = 11.32%
                                            $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,532.20 - $1,000
         ------------------ =  53.22%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,113.17/$1,000 - 1 = 11.32%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/2.67
         ($1,532.20/$1,000)          - 1 = 17.33%



         Unit Value Information
         ----------------------


                              Unit
            Date              Value
         ----------         ---------
         05/01/97           $10.000
         12/31/97            12.137
         12/31/98            13.928
         12/31/99            15.922

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        INVESCO HEALTH SCIENCES PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ----------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:


         Ending Value                    Total Return
         ------------                    ------------
         $1,013.95                       $1,013.95 - $1,000
                                         ----------------------- = 1.40%
                                                $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,574.20 - $1,000
         ------------------ =  57.42%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,013.95/$1,000 - 1 = 1.40%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/2.67
         ($1,574.20/$1,000)          - 1 = 18.52%


         Unit Value Information
         ----------------------


                              Unit
            Date              Value
         ----------         ---------
         05/01/97           $10.000
         12/31/97            11.007
         12/31/98            15.654
         12/31/99            16.342

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          INVESCO TECHNOLOGY PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                 Total Return = ---------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:


         Ending Value                   Total Return
         ------------                   ------------
         $2,547.64                      $2,547.64 - $1,000
                                        ------------------ = 154.76%
                                              $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $3,631.70 - $1,000
         ------------------ =  263.17%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $2,547.64/$1,000 - 1 = 154.76%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/2.67
         ($3,631.70/$1,000)          - 1 = 62.10%



         Unit Value Information
         ----------------------------


                               Unit
            Date               Value
         ----------         ----------
         05/01/97           $10.000
         12/31/97            11.446
         12/31/98            14.322
         12/31/99            36.917

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        LEXINGTON NATURAL RESOURCES FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                              Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $1,105.69                              $1,105.69 - $1,000
                                                ------------------ = 10.57%
                                                       $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,078.40 - $1,000
         ------------------ =  7.84%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,078.40/$1,000 - 1 = 1.94%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                             1/3.92
         ($968.80/$1,000)                - 1 = -1.08%


         Unit Value Information
         ----------------------

                             Unit
            Date             Value
         --------           -------
         02/01/96           $10.000
         12/31/96            12.051
         12/31/97            12.853
         12/31/98            10.288
         12/31/99            11.684

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         LEXINGTON EMERGIN MARKETS FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                            Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $2,239.36                              $2,239.36 - $1,000
                                                ------------------- = 123.94%
                                                      $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,258.36 - $1,000
         ------------------ =  25.80%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $2,239.36/$1,000 - 1 = 123.94%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                              1/3.92
         ($1,258.00/$1,000)            - 1 = 6.03%


         Unit Value Information
         ----------------------

                            Unit
           Date             Value
         --------          -------
         02/01/96          $10.000
         12/31/96            9.427
         12/31/97            8.300
         12/31/98            5.940
         12/31/99           13.480

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS EMERGING GROWTH SERIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                             Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $1,729.23                              $1,729.23 - $1,000
                                                ------------------ = 72.92%
                                                     $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $3,142.40 - $1,000
         ------------------ =  214.24%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,729.23/$1,000 - 1 = 72.92%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                               1/3.92
         ($3,142.40/$1,000)              - 1 = 33.92%


         Unit Value Information
         ----------------------

                             Unit
           Date              Value
         --------           -------
         02/01/96           $10.000
         12/31/96            11.335
         12/31/97            13.756
         12/31/98            18.374
         12/31/99            32.324

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS HIGH INCOME SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                           [(($9,138))                 6
                  2 * { ---------------------------- + 1] - 1} = 8.39%
                      [((102,259, * 12.998))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
               Total Return = ----------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $1,029.68                            $1,029.68 - $1,000
                                              ------------------ = 2.97%
                                                     $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,209.80 - $1,000
         ----------------------- =  20.98%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,029.68/$1,000 - 1 = 2.97%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                             1/3.92
         ($1,209.80/$1,000)           - 1 = 4.98%


         Unit Value Information
         ----------------------

                             Unit
           Date              Value
         --------           -------
         02/01/96           $10.000
         12/31/96            10.912
         12/31/97            12.342
         12/31/98            12.266
         12/31/99            12.998

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        MFS WORLD GOVERNMENTS SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [(($192))                    6
                  2 * { ---------------------------- + 1] - 1} = 8.43%
                      [((2,600 * 10.685))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
               Total Return = ----------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $940.66                                $940.66 - $1,000
                                                ---------------- = -5.93%
                                                      $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $978.50 - $1,000
         ---------------- =  -2.15%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:


                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $940.66/$1,000 - 1 = -5.93%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                             1/3.92
         ($978.50/$1,000)             - 1 = -0.55%


         Unit Value Information
         ----------------------

                             Unit
           Date              Value
         --------           -------
         02/01/96           $10.000
         12/31/96            10.412
         12/31/97            10.249
         12/31/98            11.008
         12/31/99            10.685

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        MONTGOMERY EMERGING MARKETS FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                            Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                             Total Return
         ------------                             ------------
         $1,610.85                                $1,610.85 - $1,000
                                                  ------------------ = 61.08%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $984.10 - $1,000
         ---------------- =  -1.59%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,610.85/$1,000 - 1 = 61.08%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                            1/3.92
         ($984.10/$1,000)             - 1 = -0.41%


         Unit Value Information
         ----------------------

                             Unit
           Date              Value
         --------           -------
         02/01/96           $10.000
         12/31/96            10.636
         12/31/97            10.527
         12/31/98             6.546
         12/31/99            10.741

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONTGOMERY GROWTH FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                             Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                              Total Return
         ------------                              ------------
         $1,172.50                                 $1,172.50 - $1,000
                                                   ------------------ = 17.25%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,910.00 - $1,000
         ------------------ =  91.00%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,172.50/$1,000 - 1 = 17.25%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                               1/3.92
         ($1,910.00/$1,000)             - 1 = 17.95%


         Unit Value Information
         ----------------------

                             Unit
           Date              Value
         --------           -------
         02/01/96           $10.000
         12/31/96            12.688
         12/31/97            16.232
         12/31/98            16.632
         12/31/99            20.000

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      NEUBERGER & BERMAN PARTNERS PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                             Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                             Total Return
         ------------                             ------------
         $1,038.67                                $1,038.67 - $1,000
                                                  ------------------ = 3.87%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,323.50 - $1,000
         ------------------ =  32.35%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,038.67/$1,000 - 1 = 3.87%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                               1/2.67
         ($1,323.50/$1,000)                - 1 = 11.07%


         Unit Value Information
         ----------------------

                             Unit
          Date               Value
         --------           -------
         05/01/97           $10.000
         12/31/97            12.478
         12/31/98            12.946
         12/31/99            13.835

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

               NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                            Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $980.26                                $980.26 - $1,000
                                                ---------------- = -1.97%
                                                     $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,042.30 - $1,000
         ------------------ =  4.23%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $980.26/$1,000 - 1 = -1.97%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                                1/2.67
         ($1,042.30/$1,000)                - 1 = 4.23%


         Unit Value Information
         ----------------------

                              Unit
           Date               Value
         --------           -------
         05/01/97           $10.000
         12/31/97            10.498
         12/31/98            10.911
         12/31/99            11.023

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               SAFECO EQUITY FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                  Total Return = ----------------------------------------------
                                            Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                            Total Return
         ------------                            ------------
         $1,030.76                               $1,030.76 - $1,000
                                                 ------------------ = 3.08%
                                                       $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,512.30 - $1,000
         ------------------ =  51.23%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,030.76/$1,000 - 1 = 3.08%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                                 1/3.08
         ($1,512.30/$1,000)                - 1 = 14.68%


         Unit Value Information
         ----------------------

                             Unit
           Date              Value
         ---------          -------
         12//01/96          $10.000
         12/31/96             9.779
         12/31/97            12.152
         12/31/98            15.105
         12/31/99            16.023

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               SAFECO EQUITY FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value               Total Return
         ------------               --------------
         $1,048.69                  $1,048.69 - $1,000
                                     ------------------ = 4.87%
                                           $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,553.60 - $1,000
         ------------------ = 55.36%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,048.69/$1,000 - 1 = 4.87%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                          1/3.08
         ($1,553.60/$1,000)        - 1 = 15.71%

         Unit Value Information
         ----------------------

                               Unit
            Date               Value
         --------             -------
         12//01/96            $10.000
         12/31/96               9.779
         12/31/97              12.152
         12/31/98              15.237
         12/31/99              16.436

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            STRONG DISCOVERY FUND II

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
               Total Return = --------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                  Total Return
         ------------                 -----------------
         $1,016.78                    $1,016.78 - $1,000
                                       ----------------- = 1.68%
                                             $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,156.50 - $1,000
         ------------------ = 15.65%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,016.78/$1,000 - 1 = 1.68%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,156.50/$1,000)        - 1 = 4.93%


         Unit Value Information
         ----------------------

                               Unit
            Date               Value
         ----------           -------
         2//01/96             $10.000
         12/31/96              10.058
         12/31/97              11.153
         12/31/98              11.908
         12/31/99              12.465

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       STRONG INTERNATIONAL STOCK FUND II

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
               Total Return = --------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                  Total Return
         ------------                  -----------------
         $1,833.61                     $1,833.61 - $1,000
                                       ----------------------- = 83.36%
                                              $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,508.60 - $1,000
         ----------------------- =  50.86%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  =ERV

         One year ended December 31, 1999:

         $1,833.61/$1,000 - 1 = 83.36%


         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($1,508.60/$1,000)          - 1 = 14.59%

         Unit Value Information
         ----------------------

                               Unit
            Date               Value
         ----------            -------
         2//01/96              $10.000
         12/31/96               10.510
         12/31/97                9.049
         12/31/98                8.578
         12/31/99               15.986

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           VAN ECK WORLDWIDE BOND FUND

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                             [(($2,702))              6
                   2 * { --------------------- + 1] - 1} = 10.70%
                       [((28,631 * 10.807))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
            Total Return = --------------------------------------------
                                   Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value              Total Return
         ------------             -------------
         $ 887.56                $ 887.56 - $1,000
                                   -------------------- = -11.24%
                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $  990.70 - $1,000
         ------------------ = -0.93%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:


                 n
         P(1 + T)  =ERV

         One year ended December 31, 1999:

         $  887.56/$1,000 - 1 = -11.24%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                           1/3.92
         ($  990.70/$1,000)         - 1 = -0.24%

         Unit Value Information
         ----------------------

                               Unit
            Date               Value
         --------              -------
         12//01/96             $10.000
         12/31/96               10.294
         12/31/97               10.493
         12/31/98               11.778
         12/31/99               10.807

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       VAN ECK WORLDWIDE HARD ASSETS FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
              Total Return = --------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                Total Return
         ------------                -----------------
         $1,174.58                   $1,174.58 - $1,000
                                     ------------------ = 17.46%
                                            $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $720.80 - $1,000
         ------------------ = -27.92%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)  = ERV

         One year ended December 31, 1999:

         $1,174.58/$1,000 - 1 = 17.46%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:


                          1/3.92
         ($720.80/$1,000)         - 1 = -8.01%

         Unit Value Information
         ----------------------

                               Unit
            Date               Value
         ----------            ---------
         12//01/96             $10.000
         12/31/96                9.992
         12/31/97                9.775
         12/31/98                6.731
         12/31/99                8.108